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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Executive Risk Inc. (the "Company"), does hereby appoint LeRoy A. Vander Putten, Robert H. Kullas and Robert V. Deutsch, and each of them severally, or if more than one acts, a majority of them, his or her true and lawful attorneys or attorney to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments to said Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.

                SIGNATURE                                  TITLE                      DATE
------------------------------------------    -------------------------------    ---------------

        /s/ LEROY A. VANDER PUTTEN            Chairman, Director and Chief         April 8, 1997
------------------------------------------    Executive Officer (Principal
          LeRoy A. Vander Putten              Executive Officer)
           /s/ ROBERT H. KULLAS               Vice Chairman, Director and          April 8, 1997
------------------------------------------    Chief Operating Officer
             Robert H. Kullas

           /s/ STEPHEN J. SILLS               President, Director and Chief        April 8, 1997
------------------------------------------    Underwriting Officer
             Stephen J. Sills

           /s/ GARY G. BENANAV                Director                             April 8, 1997
------------------------------------------
             Gary G. Benanav

            /s/ JOHN G. CROSBY                Director                             April 8, 1997
------------------------------------------
              John G. Crosby

         /s/ PATRICK A. GERSCHEL              Director                             April 8, 1997
------------------------------------------
           Patrick A. Gerschel

            /s/ PETER GOLDBERG                Director                             April 8, 1997
------------------------------------------
              Peter Goldberg

           /s/ BARBARA G. COHEN               Director                             April 8, 1997
------------------------------------------
             Barbara G. Cohen

           /s/ MICHAEL D. RICE                Director                             April 8, 1997
------------------------------------------
             Michael D. Rice

          /s/ JOSEPH D. SARGENT               Director                             April 8, 1997
------------------------------------------
            Joseph D. Sargent
          /s/ ROBERT V. DEUTSCH               Executive Vice President, Chief      April 8, 1997
------------------------------------------    Financial Officer and Chief
            Robert V. Deutsch                 Actuary (Principal Financial
                                              and Accounting Officer)